 *  Earnings ReleaseQ1 FY 2019 ResultsOctober 19, 2018

 Q1 Fiscal Year 2019 HIGHLIG

 First Quarter FY 2019  Organic Sale

 *  Jul – Sep 18 (Q1 FY 19) ResultsORGANIC SALES RESULTS  Organic sales growth was primarily volume driven, with organic volume up more than +3%. Mix contributed +1%. Pricing was neutral to the quarter.

 *  Jul – Sep 18 (Q1 FY 19) ResultsCORE EPS GROWTH  Core gross margin contracted 150 basis points, as 170 basis points of productivity improvements were offset by 100 points of commodity cost increases, 60 points of foreign exchange headwinds…and 160 points of negative mix, innovation investments and other impacts. Core operating margin decreased 80 basis points, including 250 points of productivity savings.

 *  Jul – Sep 18 (Q1 FY 19) ResultsCURRENCY-NEUTRAL CORE EPS GROWTH  Constant currency core operating margin increased 50 basis points. Excluding currency and commodities, core operating margin was up 150 points.

 *  Business Segment Results and HighlightsQ1 FY 2019

Jul – Sep 18 (Q1 FY 19) Results
BEAUTY SEGMENT


Organic Sales
7%
Organic Volume
3%
Net Earnings
20%
Constant Currency Net Earnings
26%

- +2% Pricing, +3% Mix
- Organic Sales: ↑ Mid-single digits in Developed markets, ↑ Double digits in Developing markets
- Global value share flat versus year ago
- Net Earnings: Volume growth, pricing, favorable product mix and tax help were partially offset by currency headwinds.

9

Jul – Sep 18 (Q1 FY 19) Results
BEAUTY HIGHLIGHTS

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Hair Care	+	~=	+
Skin & Personal Care	+	+	+

- Hair Care organic sales grew low single digits versus year ago. Developed markets were up low single digits behind premium innovation and strong retail execution. Developing markets were up mid-single digits driven by premium innovation, increased pricing and strong retail execution.

- Skin & Personal Care organic sales grew double digits versus year ago. Skin Care sales grew double digits and Personal Care sales grew mid-single digits. Developing markets were up double digits led by strong growth in China on both Olay Skin and SK-II. Developed markets were up high single digits led by premium product innovation in Skin and Personal Care and double digit SK-II growth in Japan.

10

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jul – Sep 18 (Q1 FY 19) Results

GROOMING SEGMENT



Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
4%
5%
3%
11%

- +1% Pricing, -2% Mix
- Organic Sales: ↑ Low single digits in Developed markets, ↑ Mid-single in Developing markets
- Global value share declined 0.7 points versus year ago. Sub-category mix reduced total grooming share. Global Shave share up 0.1 points versus year ago. Global Appliances share down 0.6 points versus year ago.
- Net Earnings: Volume growth, devaluation pricing, productivity savings and tax help were partially offset by commodity and currency headwinds and unfavorable mix.

11

Jul – Sep 18 (Q1 FY 19) Results

GROOMING HIGHLIGHTS

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Grooming	+	+	+

- Grooming organic sales increased mid-single digits versus year ago. Shave Care sales were up low single digits in Developed markets behind strong retail execution including in-store merchandising support and investments in direct-to-consumer programs. Developing markets were up mid-single digits behind investments in strong retail execution and devaluation pricing. Appliance sales increased low single digits related to improved merchandising programs and underlying market growth.

12

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jul – Sep 18 (Q1 FY 19) Results
HEALTH CARE SEGMENT



Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
4%
4%
9%
13%

- Flat Pricing, -1% Mix
- Organic Sales: ↑ Mid-single digits in Developed markets, ↑ Mid-single digits in Developing markets
- Global value share increased 0.4 point versus year ago
- Net Earnings: Volume growth and tax help were partially offset by unfavorable geography mix and commodity and currency headwinds.

13

Jul – Sep 18 (Q1 FY 19) Results
HEALTH CARE HIGHLIGHTS

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Oral Care	~=	+	~=
Personal Health Care	+	+	+

- Oral Care organic sales increased low single digits versus year ago. Developed markets grew low single digits with growth in power toothbrushes and premium toothpaste innovation partially offset by the reversal of a U.S. toothpaste list price increase in the base year. Developing markets were flat with growth in premium toothpaste offset by declines on low-tier toothpaste in China.

- Personal Health Care organic sales increased double digits versus year ago due to innovation driven volume, marketing investments and price increases across markets. Vicks organic sales grew in the teens.

14

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

Jul – Sep 18 (Q1 FY 19) Results
FABRIC & HOME SEGMENT


Organic Sales
5%
Organic Volume
5%
Net Earnings
14%
Constant Currency Net Earnings
20%

- -1% Pricing, +1 Mix
- Organic Sales: ↑ Mid-single digits in Developed markets, ↑ Mid-single digits in Developing markets
- Global value share increased 0.5 points versus year ago
- Net Earnings: Innovation driven volume growth, productivity improvements and tax help were partially offset by more profitable, but lower margin product mix hurt, consumer and customer value investments and commodity and currency headwinds.

15

Jul – Sep 18 (Q1 FY 19) Results
FABRIC & HOME HIGHLIGHTS

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Fabric Care	+	+	+
Home Care	+	+	+

- Fabric Care organic sales grew mid-single digits versus year ago. Developed markets increased mid-single digits behind innovation driven volume growth across laundry and fabric enhancers. Developing markets increased mid-single digits driven by premium innovation and devaluation pricing.

- Home Care organic sales increased mid-single digits versus year ago with strong growth across all segments. Strength driven by innovation driven volume, strengthened retail execution including enhanced merchandising programs and increased investments in brand communication.

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.

16

Jul – Sep 18 (Q1 FY 19) Results

BABY, FEMININE and FAMILY CARE SEGMENT



Organic Sales
Organic Volume
Net Earnings
Constant Currency
Net Earnings
-1%
1%
10%
18%

- -1% Pricing, Flat Mix
- Organic Sales: ↑ Low single digits in Developed markets, ↓ Low single digits in Developing markets
- Global value share declined 0.2 points versus year ago
- Net Earnings: Volume growth, productivity savings and tax help were partially offset by commodity and currency headwinds and consumer and customer value investments.

17

Jul – Sep 18 (Q1 FY 19) Results
BABY, FEMININE and FAMILY CARE HIGHLIGHTS

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Baby Care	-	-	-
Feminine Care	+	+	+
Family Care	+	+	N.A.

- Baby Care organic sales declined mid-single digits versus year ago in both Developed and Developing markets. Growth on premium taped diapers and pants were offset by softness on mid-tier and value-tier diapers in the U.S. and China.
- Feminine Care organic sales increased mid-single digits versus year ago led by growth on premium innovation and favorable product mix from Always Discreet growth.
- Family Care organic sales increased mid-single digits versus year ago led by innovation driven volume, increased distribution and strengthened merchandizing programs.

18

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%.
 FY 2019 Guidance

FY 2019 Guidance
CORE EPS

- Core EPS growth of +3% to +8% (no change vs. prior outlook)
- Expect net impact of interest expense, interest income and non-operating income to be a two point drag on EPS growth
- Core effective tax rate range of 19% to 20%
- ~2% reduction on average diluted shares outstanding

	FY '19
Core EPS Growth	+3% to +8%
All-in EPS Growth	+17% to +24%

21

*   Adjusted Free Cash Flow Productivity: 90%+Capital Spending, % Sales: 5% to 5.5%Dividends: Over $7BDirect Share Repurchase: Up to $5B** Factors in cash required to complete the acquisition of Merck’s OTC business during the year and cash spent on other deals.  FY 2019 GuidanceCASH GENERATION AND USAGE

 *  Significant deceleration of market growth ratesSignificant currency weaknessFurther commodity cost increasesFurther political and economic volatility  FY 2019 GuidancePOTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE

 *  Additional Information

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's October 19, 2018 earnings call, associated slides, and other materials and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective on underlying business trends (i.e. trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results.  These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.

The measures provided are as follows:
1.	Organic sales growth — page 3
2.	Core EPS and currency-neutral Core EPS — pages 4
3.	Core operating profit margin, constant currency Core operating profit margin, and Core operating profit margin excluding currency and commodities — page 5
4.	Core gross margin and Core gross margin excluding currency and commodities — page 5
5.	Core SG&A margin and currency neutral SG&A margin – page 5
6.	Adjusted free cash flow — page 6
7.	Adjusted free cash flow productivity — page 6
8.	Core cost of products sold — page 6
9.	Core SG&A expense — page 6
10.	Core other non-operating income — page 7

Organic sales growth*:  Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures, the impact from the July 1, 2018 adoption of new accounting standards for "Revenue from Contracts with Customers", the impact from India Goods and Services Tax changes (which were effective on July 1, 2017) and foreign exchange from year-over-year comparisons. Management believes this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis.

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
•
Incremental restructuring:  The Company has had and continues to have an ongoing level of restructuring activities.  Such activities have resulted in ongoing annual restructuring related charges of approximately $250 - $500 million before tax. In 2012 the Company began a $10 billion strategic productivity and cost savings initiative that included incremental restructuring activities.  In 2017, the Company communicated details of an additional multi-year productivity and cost savings plan.  This results in incremental restructuring charges to accelerate productivity efforts and cost savings.  The adjustment to Core earnings includes only the restructuring costs above what we believe are the normal recurring level of restructuring costs.

•
Gain on Dissolution of the PGT Healthcare Partnership: The Company finalized the dissolution of our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business, in the quarter ended September 30, 2018. The transaction was accounted for as a sale of the Teva portion of the PGT business; the Company recognized an after-tax gain on the dissolution of $353 million.

•
Transitional Impact of U.S. Tax Reform:  In December 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "U.S. Tax Act").  This resulted in a net charge of $602 million for the fiscal year 2018.  The adjustment to Core earnings only includes this transitional impact.  It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings.

•
Early debt extinguishment charges:  In fiscal 2018 and 2017, the Company recorded after-tax charges of $243 million and $345 million, respectively, due to the early extinguishment of certain long-term debt.  These charges represent the difference between the reacquisition price and the par value of the debt extinguished. Management does not view this charge as indicative of the Company's operating performance or underlying business results.

We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at-risk compensation. Management views the following non-GAAP measures as useful supplemental measures of Company performance and operating efficiency over time.

Core EPS and currency-neutral Core EPS*:  Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated.  Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.

Core operating profit margin*: Core operating profit margin is a measure of the Company's operating margin adjusted for items as indicated.

Currency-neutral Core operating profit margin*: Currency-neutral Core operating profit margin is a measure of the Company's Core operating profit margin excluding the incremental current year impact of foreign exchange.

Core operating profit margin excluding currency and commodities: Core operating profit margin excluding currency and commodities is a measure of the Company's Core operating profit margin excluding the incremental current year impact of foreign exchange and commodities.

Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated.

Core gross margin excluding currency and commodities: Core gross margin excluding currency and commodities is a measure of the Company's gross margin excluding current year impact of foreign exchange and commodities.

Core selling, general and administrative (SG&A) expense as a percentage of net sales: Core SG&A expense as a percentage of net sales is a measure of the Company's selling, general and administrative expenses adjusted for items as indicated.

Currency-neutral Core SG&A expense as a percentage of net sales: Currency-neutral Core SG&A expense as a percentage of net sales is a measure of the Company's Core SG&A expense as a percentage of net sales excluding the incremental current year impact of foreign exchange.

Adjusted free cash flow:  Adjusted free cash flow is defined as operating cash flow less capital spending and excluding payments for the transitional tax resulting from the comprehensive U.S. legislation commonly referred to as the Tax Cut and Jobs Act in December 2017 (the U.S. Tax Act). Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion.  Management views adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investment.

Adjusted free cash flow productivity*:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the gain on dissolution of the PGT Healthcare partnership, which is non-recurring and not considered indicative of underlying cash flow performance.  Management views adjusted free cash flow productivity as a useful measure to help investors understand P&G's ability to generate cash. Adjusted free cash flow productivity is used by management in making operating decisions, allocating financial resources and for budget planning purposes.  The Company's long-term target is to generate annual free cash flow productivity at or above 90 percent.

Core cost of products sold: Core cost of products sold is a measure of the Company's cost of products sold adjusted for items as such indicated.

Core SG&A expense: Core SG&A expense is a measure of the Company's SG&A expense adjusted for items as such indicated.

Core other non-operating income: Core other non-operating income is a measure of the Company's other non-operating income adjusted for items as such indicated.

* Measure is used to evaluate senior management and is a factor in determining their at-risk compensation.

1. Organic sales growth:

Three Months Ended September 30, 2018	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Beauty	5%	3%	(1)%	7%
Grooming	(1)%	4%	1%	4%
Health Care	(3)%	2%	5%	4%
Fabric Care & Home Care	2%	2%	1%	5%
Baby, Feminine & Family Care	(3)%	2%	-%	(1)%
Total P&G	-%	3%	1%	4%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact from the July 1, 2018 adoption of new accounting standards for "Revenue from Contracts with Customers" and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Periods

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JAS 2017	1%	-%	-%	1%
OND 2017	3%	(1)%	-%	2%
JFM 2018	4%	(4)%	1%	1%
AMJ 2018	3%	(2)%	-%	1%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods, the impact of India Goods and Services Tax implementation in FY 2018 and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance
Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact*	Organic Sales Growth
FY 2019 (Estimate)	(2)% to 0%	4% to 3%	+2% to +3%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact from the July 1, 2018 adoption of new accounting standards for "Revenue from Contracts with Customers" and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and currency-neutral Core EPS:
	Three Months Ended September 30
	2018	2017
Diluted Net Earnings Per Share from Continuing Operations	$1.22	$1.06
Incremental Restructuring	0.03	0.03
Gain on Dissolution of PGT Partnership	(0.14)
Rounding	0.01
Core EPS	$1.12	$1.09
Percentage change vs. prior period	3%
Currency Impact to Earnings	0.09
Currency-Neutral Core EPS	$1.21
Percentage change vs. prior period Core EPS	11%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Core EPS
Guidance
Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items*	Core EPS Growth
FY 2019 (Estimate)	+17% to +24%	(14)% to (16)%	+3% to +8%
* Includes the gain on the dissolution of the PGT Healthcare partnership in 2019 and the impact of U.S. Tax Act and loss on early extinguishment of debt in 2018 and year-over-year changes in incremental non-core restructuring charges.

Core EPS
Prior Quarters

	JAS 17	JAS 16	OND 17	OND 16	JFM 18	JFM 17	AMJ 18	AMJ 17
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$ 1.06	$ 1.00	$ 0.93	$ 0.93	$ 0.95	$ 0.93	$ 0.72	$ 0.82
Incremental Restructuring	0.03	0.03	0.02	0.03	0.04	0.03	0.14	0.02
Early Debt Extinguishment Charges	-	-	-	0.13	-	-	0.09	-
Transitional Impact of U.S. Tax Reform	-	-	0.24		0.01		(0.02)
Rounding	-	-	-	(0.01)	-	-	0.01	0.01
Core EPS	$ 1.09	$ 1.03	$ 1.19	$ 1.08	$ 1.00	$ 0.96	$ 0.94	$ 0.85
Percentage change vs. prior period	6%		10%		4%		11%
Currency Impact to Earnings	-		(0.04)		(0.03)		0.01
Currency-Neutral Core EPS	$ 1.09		$ 1.15		$ 0.97		$ 0.95
Percentage change vs. prior period Core EPS	6%		6%		1%		12%

3. Core operating profit margin, constant currency core operating profit margin, and core operating profit margin excluding currency and commodities:

	Three Months Ended September 30
	2018	2017
Operating Profit Margin	21.3%	21.9%
Incremental Restructuring	0.4%	0.6%
Rounding	-%	-%
Core Operating Profit Margin	21.7%	22.5%
Basis point change vs. prior year Core margin	(80)
Currency Impact to Margin	1.3%
Constant Currency Core Operating Profit Margin	23.0%
Basis point change vs. prior year Core margin	50
Commodity Impact to Margin	1.0%
Core Operating Profit Margin Excluding Currency and Commodities	24.0%
Basis point change vs prior year Core margin	150

4. Core gross margin, and core gross margin excluding currency and commodities:

	Three Months Ended September 30
	2018	2017
Gross Margin	49.2%	50.3%
Incremental Restructuring	0.3%	0.6%
Rounding	(0.1)%	-%
Core Gross Margin	49.4%	50.9%
Basis point change vs. prior year Core margin	(150)
Currency Impact to Margin	0.6%
Constant Currency Core Gross Margin	50.0%
Basis point change vs. prior year Core margin	(90)
Commodity Impact to Margin	1.0%
Core Gross Margin Excluding Currency and Commodities	51.0%
Base point change vs prior year Core Margin	10

5. Core SG&A margin and constant currency core SG&A margin:

	Three Months Ended September 30
	2017	2016
SG&A as a percentage of net sales	27.9%	28.4%
Incremental Restructuring	(0.2)%	-%
Rounding	-%	0.1%
Core SG&A as a percentage of net sales	27.7%	28.5%
Basis points change vs. prior period	(80)
Currency Impact to SG&A as a percentage of net sales	(0.7)%
Constant Currency Core SG&A as a percentage of net sales	27.0%
Basis point change vs prior year SG&A as a percentage of net sales	(150)

6. Adjusted free cash flow (dollar amounts in millions):

Three Months Ended September 30, 2018
Operating Cash Flow	Capital Spending	US Tax Act Payments	Adjusted Free Cash Flow
$3,567	$(1,080)	$235	$2,722

7. Adjusted free cash flow productivity (dollar amounts in millions):

Three Months Ended September 30, 2018
Adjusted Free Cash Flow	Net Earnings	Gain on Dissolution of PGT Partnership	Adjusted Net Earnings	Adjusted Free Cash Flow Productivity
$2,722	$3,211	$(353)	$2,858	95%

8. Core cost of products sold (dollar amounts in millions):

Core Cost of Products Sold
FY 1718

Total Company	Cost of Products Sold	Incremental Restructuring	Rounding	Core Cost of Products Sold
JAS 2017	8,269	(100)	-	8,169
OND 2017	8,709	(86)	1	8,624
JFM 2018	8,384	(110)	(1)	8,273
AMJ 2018	9,070	(428)	(1)	8,641
FY 2018	34,432	(724)	(1)	33,707

9. Core SG&A Expense (dollar amounts in millions):

Core SG&A Expense
FY 1718

Total Company	SG&A Expense	Incremental Restructuring	Rounding	Core SG&A Expense
JAS 2017	4,736	7	-	4,743
OND 2017	4,767	19	(1)	4,785
JFM 2018	4,688	(24)	-	4,664
AMJ 2018	4,846	(3)	2	4,845
FY 2018	19,037	(1)	1	19,037

10. Core other non-operating income (dollar amounts in millions):

Core Other Non-Operating Income
FY 1718

Total Company	Other Non-Operating Income	Incremental Restructuring	Early Debt Extinguishment	Core Other Non-Operating Income
JAS 2017	169	2	-	171
OND 2017	170	5	-	175
JFM 2018	108	4	-	111
AMJ 2018	(225)	3	346	124
FY 2018	222	14	346	581